TREASURY STOCK	12 Months Ended
Mar. 31, 2012
Equity [Abstract]
Treasury Stock [Text Block]
12.	TREASURY STOCK

In August 1998, the Board of Directors authorized the Company to repurchase some of its shares. As of March 31, 2010, 37,800 shares were purchased for a total cash consideration of $53. These shares were held in treasury and are not eligible to vote or receive dividends. In April 2010, all of the treasury shares were cancelled.

In February 2010, the Board of Directors authorized the Company to repurchase shares up to the value of $1,000. During the year ended March 31, 2011, the Company repurchased 6,049 shares at consideration of $15 of which 1,000 shares were subsequently transferred to an employee upon the exercises of his employee stock options in February 2011. The remaining 5,049 shares were held in treasury as of March 31, 2011 and 2012 and are not eligible to vote.